June 27, 2018 Ligand Receives $47 Million from WuXi Biologics for Expansion of Worldwide OmniAb® Platform License Agreement Updates 2018 Full Year and Second Quarter Financial Guidance SAN DIEGO--(BUSINESS WIRE)-- Ligand Pharmaceuticals Incorporated (NASDAQ: LGND) announces it has received $47 million as a result of signing an amendment relating to its OmniAb platform agreement with WuXi Biologics (“WuXi Bio”, SEHK: 2269.HK). This amendment provides WuXi Bio more efficiency in expanding its OmniAb antibody discovery services. Under the previous license agreement, OmniAb antibodies discovered and sub-licensed by WuXi Bio generated potential pre-defined contract payments to Ligand and potential royalties on global product sales. Under the amended agreement, Ligand will continue to be eligible to earn royalties at the same rate and terms as the previous agreement and the pre-defined contract payments have been eliminated. With this new business relationship, WuXi Bio believes it will be able to increase the number of OmniAb antibodies it discovers for its clients in China and around the world. “This expanded agreement with WuXi Bio demonstrates the continued success of our OmniAb platform, and illustrates the focus and ongoing efforts by OmniAb partners to advance their OmniAb pipelines. There are now eight OmniAb-derived antibodies at clinical-stage, and a number of other programs are advancing as well,” said John Higgins, Chief Executive Officer of Ligand. “This transaction also underscores the significant value a key partner sees in the OmniAb platform, and we are pleased to offer WuXi Bio this added flexibility as they discover antibodies with our platform.” 2018 Full Year and Second Quarter Financial Guidance Ligand updates previous guidance and now expects 2018 revenue to be approximately $226 million, including royalties of approximately $116 million, license fees and milestones of approximately $87 million and material sales of approximately $23 million, with the potential for up to an additional $10 million in license fees and milestones. Ligand is also updating its guidance for cash expenses for the year. Due to the substantial increase in expected revenue for 2018, Ligand plans to accelerate certain R&D spending on selected internal projects which will result in revised 2018 cash expenses of $36 million to $38 million. Ligand notes that with revenue of $226 million and the revised cash expense guidance, adjusted earnings per diluted share would be approximately $6.15. This compares with previous guidance for 2018 revenue to be approximately $184 million, including royalties of approximately $116 million, license fees and milestones of approximately $45 million and material sales of approximately $23 million, with the potential for up to an additional $20 million in license fees and milestones. Previous cash expense guidance was $33 million to $35 million. Ligand anticipates total revenue for the second quarter of 2018 to be approximately $82 million to $84 million and adjusted earnings per diluted share to be $2.32 to $2.37. About OmniAb® OmniAb is a three-species transgenic-animal platform consisting of four different technologies used for producing mono- and bispecific human therapeutic antibodies. OmniRat® is the industry’s first human monoclonal antibody technology based on rats. It has a complete immune system with a diverse antibody repertoire and generates antibodies with human idiotypes as effectively as wild-type animals make rat antibodies. OmniMouse® is a transgenic mouse that complements OmniRat and expands epitope coverage. OmniFlic® is an engineered rat with a fixed light chain for development of bispecific, fully human antibodies. OmniChicken™ is the industry’s first human monoclonal antibody technology based on chickens. The four technologies use patented technology, have broad freedom to operate and deliver fully human antibodies with high affinity, specificity, expression, solubility and stability. About Ligand Pharmaceuticals Ligand is a biopharmaceutical company focused on developing or acquiring technologies that help pharmaceutical companies discover and develop medicines. Our business model creates value for stockholders by providing a diversified portfolio of biotech and pharmaceutical product revenue streams that are supported by an efficient and low corporate cost structure. Our goal is to offer investors an opportunity to participate in the promise of the biotech industry in a profitable, diversified and lower-risk business than a typical biotech company. Our business model is based on doing what we do best: drug discovery, early-stage drug development, product reformulation and partnering. We partner with other pharmaceutical companies to leverage what they do best (late-stage development, regulatory management and commercialization) to ultimately generate our revenue. Ligand’s Captisol® platform technology is a patent-protected, chemically modified cyclodextrin with a structure designed to optimize the solubility and stability of drugs. OmniAb® is a patent-protected transgenic animal platform used in the discovery of fully human mono-and bispecific therapeutic antibodies. Ligand has established multiple alliances, licenses and other business relationships with the world's leading pharmaceutical companies including Novartis, Amgen, Merck, Pfizer, Celgene, Gilead, Janssen, Baxter International and Eli Lilly. Follow Ligand on Twitter @Ligand_LGND. Adjusted Financial Measures This news release includes guidance on adjusted diluted earnings per share. Ligand only provides guidance on diluted earnings per share on an adjusted basis and does not provide reconciliations of such forward-looking adjusted measures to GAAP net earnings due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for changes in contingent liabilities, net losses of Viking Therapeutics, stock-based compensation expense, mark-to-market adjustments for amounts owed to licensors, effects of any discrete income tax items and fair value adjustments to Viking Therapeutics convertible note receivable. Management has excluded the effects of these items in its adjusted measures to assist investors in analyzing and assessing Ligand’s past and future core operating performance. Additionally, adjusted diluted earnings per share is a key component of the financial metrics utilized by the Company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation. Forward-Looking Statements This news release contains forward-looking statements by Ligand that involve risks and uncertainties and reflect Ligand's judgment as of the date of this release. These include statements regarding Ligand's amended license agreement with WuXi Bio under which Ligand expects to receive a $47 million upfront payment and may receive future royalties; WuXi Bio’s expectations that it will be able increase the number of antibodies it discovers and outlicenses; the number of OmniAb-derived antibodies in development; Ligand’s future revenue, and guidance regarding the second quarter and full-year 2018 financial results. Actual events or results may differ from Ligand’s expectations due to risks and uncertainties inherent in Ligand’s business, including, without limitation: there can be no assurances that WuXi Bio will successfully develop or outlicense antibodies using the OmniAb platform or that companies who license such antibodies will successfully develop or market such antibodies; Ligand may not receive expected revenue from royalties, Captisol material sales and license fees and milestone revenue; Ligand and its partners may not be able to timely or successfully advance any product(s) in its internal or partnered pipeline; Ligand may not achieve its guidance for 2018 or any portion thereof or beyond, including the second quarter; Ligand's second quarter and full year 2018 revenues may not be at the levels as currently anticipated; Ligand may not generate expected revenues under its existing license agreements and may experience significant costs as the result of potential delays under its supply agreements; Ligand and its partners may experience delays in the commencement, enrollment, completion or analysis of clinical testing for its product candidates, or significant issues regarding the adequacy of its clinical trial designs or the execution of its clinical trials, which could result in increased costs and delays, or limit Ligand's or it partners’ ability to obtain regulatory approval; and unexpected adverse side effects or inadequate therapeutic efficacy of Ligand's or its partners’ product(s) could delay or prevent regulatory approval or commercialization. The failure to meet expectations with respect to any of the foregoing matters may reduce Ligand's stock price. Additional information concerning these and other important risk factors affecting Ligand can be found in Ligand's prior press releases available at www.ligand.com as well as in Ligand's public periodic filings with the Securities and Exchange Commission, available at www.sec.gov. Ligand disclaims any intent or obligation to update these forward-looking statements beyond the date of this press release, except as required by law. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

View source version on businesswire.com: https://www.businesswire.com/news/home/20180627005470/en/ Ligand Pharmaceuticals Incorporated Todd Pettingill (858) 550-7893 investors@ligand.com @Ligand_LGND or LHA Investor Relations Bruce Voss (310) 691-7100 bvoss@lhai.com Source: Ligand Pharmaceuticals Incorporated